Summary Prospectus Conservative Allocation Strategy AUGUST 1, 2011 Class / Ticker Symbol A / SVCAX C / SCCLX I / SCCTX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2011, are incorporated by reference into this summary prospectus.

Investment Objective

The Conservative Allocation Strategy (the “Fund”) seeks to provide a high level of capital appreciation and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 31 of the Fund’s prospectus and Rights of Accumulation on page 32 of the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	C Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load) (as a % of net asset value)	None	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	C Shares	I Shares
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.56%	0.55%	0.56%
Acquired Fund Fees and Expenses(1)	0.51%	0.51%	0.51%

Total Annual Fund Operating Expenses	1.47%	2.16%	1.17%
Fee Waivers and/or Expense Reimbursements(2)	(0.46)%	(0.45)%	(0.46)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.01%	1.71%	0.71%

(1)	“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s NAV and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

(2)	The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2012 in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and acquired fund fees and expenses) from exceeding 0.50%, 1.20% and 0.20% for the A, C and I Shares, respectively. This agreement shall terminate upon the termination of the Investment Advisory Agreement between RidgeWorth Funds and the Adviser, or it may be terminated upon written notice to the Adviser by RidgeWorth Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other

August 1, 2011	1	Summary Prospectus

mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$574	$876	$1,201	$2,118
C Shares	$274	$635	$1,122	$2,466
I Shares	$73	$327	$601	$1,385

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

A Shares	$574	$876	$1,201	$2,118
C Shares	$174	$635	$1,122	$2,466
I Shares	$73	$327	$601	$1,385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests pursuant to an asset allocation strategy in a combination of RidgeWorth Fixed Income Funds and exchange-traded funds (“ETFs”) that invest in bonds (together, “Underlying Fixed Income Funds”), and to a lesser extent, RidgeWorth Equity Funds and ETFs that invest in equities (together, “Underlying Equity Funds”). The Fund invests primarily in Underlying Fixed Income Funds, but may invest up to 40% of its assets in Underlying Equity Funds. The Fund’s remaining assets may be invested in cash and cash equivalents, including unaffiliated money market funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper.

The Fund may invest in an Underlying Fund that:

–	invests in debt instruments, including mortgage- and asset-backed instruments, common stocks and other equity securities of U.S. and non U.S. companies including those in both developed and emerging markets.

–	invests in bank loans and other below investment grade instruments.

–	invests in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” which are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors.

In selecting a diversified portfolio of Underlying Fixed Income Funds and Underlying Equity Funds (together, “Underlying Funds”), the Adviser analyzes many factors, including the Underlying Funds’ investment objectives, total return, volatility and expenses.

The table below shows how the Adviser currently expects to allocate the Fund’s portfolio among asset classes. The table also shows the sectors within those asset classes to which the Fund will currently have exposure.

Investment Range
(Percentage of the
Conservative Allocation
Asset Class	Strategy’s Assets)

Underlying Fixed Income Funds	50-80%
U.S. Investment Grade Bonds
U.S. High Yield Bonds
U.S. Floating Rate Securities (including bank loans)
International Bonds
Emerging Market Bonds

Underlying Equity Funds	20-40%
U.S. Equities
International Equities
Emerging Market Equities
(All Market Capitalizations)

Underlying Money Market Investments	0-20%

Principal Investment Risks

You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of an investment in the Fund is based primarily on the performance of the Underlying Funds and the allocation of the Fund’s assets among them. The Adviser’s asset allocation decisions may not anticipate market trends successfully. The risks of the Fund will directly correspond to the risks of the Underlying Funds in which it invests. These risks will vary depending upon how the assets are allocated among the Underlying Funds. Certain risks associated with investing in the Underlying Funds are described in this section.

Asset Allocation Risk: Asset allocation risk is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or re-allocated.

Debt Securities Risk: Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk, which is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Equity Securities Risk: The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate drastically from day to day.

Summary Prospectus	2	August 1, 2011

Below Investment Grade Securities Risk: Securities that are rated below investment grade (sometimes referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard and Poor’s and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.), or that are unrated but judged by the Adviser to be of comparable quality, at the time of purchase, involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities, and may cause income and principal losses for the Fund.

Floating Rate Loan Risk: The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can also be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. The value of these securities will be influenced by the factors affecting the assets underlying such securities including difficult or frozen credit markets, swings in interest rates, changes in default rates, or deteriorating economic conditions. During periods of declining asset values, mortgage-backed and asset-backed securities may face valuation difficulties, become more volatile and/or illiquid. The risk of default is generally higher in the case securities backed by loans made to borrowers with “sub-prime” credit metrics.

Prepayment and Call Risk: During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or prepay the bond before its stated maturity date. When mortgages and other obligations are prepaid and when securities are called the Fund or an Underlying Fund may have to reinvest the proceeds in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates resulting in unexpected capital loss and/or a decline in the Fund’s income.

Real Estate Investment Risk: The Fund or an underlying ETF invests in companies that invest in real estate and is exposed to risks specific to the real estate market, including interest rate risk, leverage risk, property risk and management risk.

U.S. Government Issuers Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its Treasury obligations to decline. Treasury inflation protected securities (“TIPS”) can also exhibit price movements as a result of changing inflation expectations and seasonal inflation patterns. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Large-Capitalization Companies Risk: Large-cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.

Small- and Mid-Capitalization Companies Risk: Small- and mid-cap stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established and may have limited resources, products and markets, and be less liquid.

Value Investing Risk: Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued by the Fund or an Underlying Fund may actually be appropriately priced or remained undervalued.

Growth Stock Risk: Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.

Foreign Securities Risk: Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

Exchange-Traded Fund Risk: The risk of owning shares of an ETF generally reflects the risk of owning the underlying securities the ETF is designed to track. Liquidity in an ETF could result in more volatility than ownership of the underlying portfolio of securities. In addition, because of ETF’s management expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. I Shares commenced operations on November 6, 2003, A Shares commenced operations on November 11, 2003 and C Shares commenced operations on April 3, 2005. Performance between March 11, 2003 and the commencement of operations of A Shares, C Shares and I Shares is that of the B Shares of the Fund, which converted into A Shares of the Fund on July 16, 2010, and has not been adjusted to reflect A Share, C Share or I Share expenses. If it had been performance for the C Shares would have been lower. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.

August 1, 2011	3	Summary Prospectus

This bar chart shows changes in the performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
7.57%	-2.53%
(9/30/09)	(9/30/08)

*	The performance information shown above is based on a calendar year. The Fund’s total return for the six months ended June 30, 2011 was 3.30%.

The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2010)

			Since
	1 Year	5 Years	Inception*

A Shares Returns Before Taxes	8.84%	5.72%	6.04%

C Shares Returns Before Taxes	8.00%	4.97%	5.58%

I Shares Returns Before Taxes	9.05%	6.03%	6.32%

I Shares Returns After Taxes on Distributions	7.69%	4.48%	4.99%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	5.91%	4.30%	4.71%

Hybrid 30/70 Blend of the two Indexes below (reflects no deductions for fees, expenses or taxes)	9.10%	4.75%	5.83%

S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	8.09%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	4.86%

*	Since inception of the B Shares on March 11, 2003.

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.

Investment Adviser

RidgeWorth Investments is the Fund’s investment adviser.

Portfolio Management

Mr. Alan Gayle, Managing Director of the Adviser, has managed the Fund since its inception.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A and C Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Funds offer I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced or waived in some cases.

Class	Dollar Amount

A Shares	$2,000
C Shares	$5,000 ($2,000 for IRAs or other tax qualified accounts)
I Shares	None

Subsequent investments in A or C Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts for either class of shares at its discretion. There are no minimums for subsequent investments in I Shares.

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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